                                                                   EXHIBIT 10.10

================================================================================

                             REIMBURSEMENT AGREEMENT

                                      AMONG

                            WCA WASTE SYSTEMS, INC.,
                                   AS BORROWER

                        WASTE CORPORATION OF TEXAS, L.P.,
                                AS ACCOUNT PARTY

                                       AND

                  WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION,
                                 AS ISSUING BANK

                           DATED AS OF AUGUST 30, 2002

                        (LETTER OF CREDIT NO. NZS453090)
                                 $25,308,219.18

================================================================================

                                TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----
SECTION 1.   Terms and Amount of Letter of Credit...............................................     1

SECTION 2.   Reimbursement Obligations; Letter of Credit Fee and Other Payments to Issuing
             Bank; Optional Redemptions.........................................................     2

         (a) Reimbursement Obligations..........................................................     2
         (b) Tender Reimbursement Obligations...................................................     2
         (c) Issuing Bank's Option to Redeem Bank Bonds.........................................     4
         (d) Letter of Credit Fee and other Payments to Issuing Bank............................     4

SECTION 3.   Quarterly Redemption of Bonds; Reimbursement Deposit Account; Other Optional
             Redemptions of Bonds...............................................................     5

         (a) Quarterly Redemption of Bonds......................................................     5
         (b) Reimbursement Deposit Account......................................................     6
         (c) Deposits into Reimbursement Deposit Account; Debit of Account by Issuing Bank......     6
         (d) Other Optional Redemptions of Bonds................................................     6

SECTION 4.   Collateral.........................................................................     7

SECTION 5.   Issuance of the Letter of Credit...................................................     7

         (a) Agreement of Issuing Bank..........................................................     7
         (b) Conditions Precedent to Issuance of the Letter of Credit...........................     7
         (c) Conditions Precedent to Disbursement of Cost of Issuance...........................     8

SECTION 6.   [Intentionally Omitted.]...........................................................     8

SECTION 7.   Obligations Absolute...............................................................     9

SECTION 8.   Representations and Warranties.....................................................     9

         (a) Use of Bond Proceeds...............................................................    10
         (b) Related Documents..................................................................    10
         (c) Changes in Law.....................................................................    10

SECTION 9.   Covenants of Borrower..............................................................    10

         (a) Related Documents..................................................................    10
         (b) Tax Covenant Agreement.............................................................    10
         (c) Optional Redemption of Bonds.......................................................    10

SECTION 10.  Events of Default..................................................................    10

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                   Page
                                                                                                   ----
         (a) Required Payments..................................................................    10
         (b) Credit Agreement and Other Related Documents.......................................    10

SECTION 11.  Amendments, Etc....................................................................    11

SECTION 12.  Notices............................................................................    11

SECTION 13.  No Waiver; Remedies................................................................    11

SECTION 14.  Right of Set-off; Waiver of Right of Set-off.......................................    11

SECTION 15.  Indemnification....................................................................    12

         (a) GENERAL INDEMNITY..................................................................    12
         (b) Defense of Actions.................................................................    13

SECTION 16.  Continuing Obligation..............................................................    13

SECTION 17.  Transfer of Letter of Credit.......................................................    14

SECTION 18.  Liability of Bank..................................................................    14

SECTION 19.  Certain Defined Terms..............................................................    14

SECTION 20.  Costs, Expenses and Taxes..........................................................    18

SECTION 21.  Attorney's Fees....................................................................    18

SECTION 22.  Severability.......................................................................    19

SECTION 23.  Governing Law......................................................................    19

SECTION 24.  Headings...........................................................................    19

SECTION 25.  Arbitration........................................................................    19

SECTION 26.  Satisfaction Requirement...........................................................    19

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                   Page
                                                                                                   ----
SECTION 27.  Consents...........................................................................    19

SECTION 28.  Accounting Terms and Definitions...................................................    19

SECTION 29.  Counterparts.......................................................................    19

SECTION 30.  Rights and Remedies Cumulative.....................................................    19

SECTION 31.  Issuing Bank Reliance..............................................................    19

SECTION 32.  Permitted Contests.................................................................    20

Exhibit:

A - Irrevocable Letter of Credit

                             REIMBURSEMENT AGREEMENT

      This Reimbursement Agreement (this "Agreement"), dated as of August 30, 2002, by and among WCA Waste Systems, Inc., a Delaware corporation (the "Borrower"), Waste Corporation of Texas, L.P., a Delaware limited partnership (the "Account Party"), and Wells Fargo Bank Texas, National Association, as issuing bank under the Credit Agreement as defined hereinafter (in such capacity, the "Issuing Bank").

      WHEREAS, the Gulf Coast Waste Disposal Authority, a governmental agency and body politic and corporate of the State of Texas (the "Authority"), proposes to issue a series of tax-exempt bonds designated Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Bonds (Waste Corporation of Texas, L.P. Project) Series 2002 in the amount of $25,000,000 (the "Bonds") pursuant to a Trust Indenture dated as of August 1, 2002 (said indenture, together with any indentures supplemental thereto, hereinafter referred to as the "Indenture") between the Authority and U.S. Bank National Association, as Trustee (said trustee, together with any successor trustee, hereinafter referred to as the "Trustee"); and

      WHEREAS, the Authority proposes to issue the Bonds for the purpose of financing (a) the construction, installation and equipping of certain solid waste collection and disposal facilities located or to be located in the Counties of Harris and Walker, Texas (the "Property"), (b) the acquisition of certain equipment to be located or based at, or used in connection with the Property (collectively, together with the Property and the improvements, facilities and equipment located thereon, the "Project"), and (c) the costs of issuance of the Bonds; and

      WHEREAS, to support the Installment Payments and the Purchase Price payments, Borrower and Account Party have requested that Issuing Bank issue an irrevocable transferable direct-pay letter of credit, substantially in the form of Exhibit A attached hereto (such letter of credit as it may be extended, together with any amendments thereto and any substitute letter of credit of Issuing Bank, is hereinafter referred to as the "Letter of Credit") in the Stated Amount; and

      WHEREAS, Borrower and Account Party will be jointly and severally responsible for amounts drawn under the Letter of Credit and for certain fees and amounts due with respect to the Letter of Credit.

      NOW, THEREFORE, in consideration of the premises and in order to induce Issuing Bank to issue the Letter of Credit, Borrower, Account Party and Issuing Bank, subject to the terms and conditions of this Agreement, hereby agree as follows (capitalized terms used herein and not otherwise defined have the meanings set forth in Section 19 hereof):

      SECTION 1. Terms and Amount of Letter of Credit. Issuing Bank hereby agrees, on the terms and subject to the conditions set forth in this Agreement, to issue its irrevocable transferable direct-pay Letter of Credit for the account of Account Party in favor of the Trustee in an initial amount not to exceed the Stated Amount, which amount equals the aggregate original amount of the Bonds plus 45 days' interest calculated at 10%, based on a 365-day year. The Letter of Credit shall be issued on the date that Issuing Bank, in its sole discretion, determines that all of the conditions precedent set forth in Section 5(b) have been satisfied, and

REIMBURSEMENT AGREEMENT - Page 1
shall expire on the Expiration Date. Notwithstanding any contrary provision of this Agreement, this Agreement shall not expire or be otherwise terminated until such time as all payment obligations due or to become due to Issuing Bank hereunder have been paid.

      SECTION 2. Reimbursement Obligations; Letter of Credit Fee and Other Payments to Issuing Bank; Optional Redemptions.

            (a) Reimbursement Obligations. Except as provided in Section 2(b) hereof, Borrower and Account Party agree jointly and severally to pay to Issuing Bank (i) on the day that any Drawing is made by the Trustee under the Letter of Credit and honored by Issuing Bank, all amounts advanced by Issuing Bank pursuant to the Letter of Credit on behalf of Borrower and Account Party in respect of such Drawing; and (ii) interest on any and all amounts that Borrower or Account Party fails to pay when due under this Agreement from the date such amounts become payable until payment in full (collectively, the "Reimbursement Obligations"). Except as provided in
      Section 2(b) hereof, for each day that any Reimbursement Obligation remains unpaid, interest shall accrue on such amounts at an aggregate rate per annum equal to the Prime Rate plus 2.00% based on the actual number of days elapsed in a year of 360 days.

            Provided that neither Borrower nor Account Party is in default hereunder, Issuing Bank will not send a notice of nonreinstatement to the Trustee with respect to the amount of any F Drawing if there has been timely receipt of reimbursement from Borrower or Account Party in the full amount of such F Drawing, and Issuing Bank will advise the Trustee in writing that the amount of any C Drawing or D Drawing is reinstated upon receipt from the Trustee of the proceeds from the sale of Bank Bonds by the Remarketing Agent in the full amount of the C Drawing and/or D Drawing related thereto.

            (b) Tender Reimbursement Obligations.

                  (i) Borrower's and Account Party's joint and several
            obligation to reimburse Issuing Bank for the amount of each C Drawing or D Drawing (each, a "Tender Drawing") paid by Issuing Bank under the Letter of Credit shall constitute a "Tender Reimbursement Obligation," which shall be due and payable by Borrower and Account Party jointly and severally as set forth below. The Trustee shall use the proceeds of Tender Drawings only for the purpose of purchasing Bonds tendered or deemed tendered for purchase pursuant to Sections 3.06, 3.07 and 3.08 of the Indenture.

                  (ii) The Trustee shall cause Issuing Bank (or its designated nominee) to be registered as owner of all Bonds purchased with the proceeds of a Tender Drawing in the registration books of the Depository Trust Company, and all such Bonds that are not book-entry bonds, as provided for in the Indenture, shall be held by the Trustee, for the benefit of Issuing Bank, unless Issuing Bank requests that such Bonds be delivered to Issuing Bank (or its designated nominee), and the Trustee shall register Issuing Bank (or its designated nominee) as owner of such Bonds in its registration books, which Bonds shall evidence the corresponding Tender Reimbursement Obligation. Such Bonds shall be deemed "Bank Bonds"

REIMBURSEMENT AGREEMENT - Page 2
            and shall be entitled to all of the rights and privileges of, and shall be governed by all of the terms and conditions of, the Bonds and the Indenture; provided however, that:

                        (A) such Bank Bonds may be redeemed or purchased, and
                  all principal and interest owing thereon shall be payable to Issuing Bank;

                        (B) such Bank Bonds may not be tendered or deemed
                  tendered for purchase pursuant to Sections 3.06, 3.07 or 3.08 of the Indenture;

                        (C) to the maximum extent allowed under the Indenture,
                  such Bank Bonds shall be redeemed, in the event of a redemption pursuant to Section 3.01 of the Indenture, prior to redemption of other Bonds; and

                        (D) such Bank Bonds shall not be entitled to payment of
                  any premium upon redemption.

                  (iii) Upon receiving notification of any Tender Drawing,
            Issuing Bank shall notify Borrower of such Tender Drawing and the amount of the Tender Reimbursement Obligation. The amount of any Tender Drawing shall be due and payable within four Business Days of the date of such Tender Drawing (the "Tender Drawing Date"). To the extent the Issuing Bank has not been reimbursed by the Borrower or the Account Party, whether by advances under the Credit Agreement or otherwise, interest shall accrue on the amount of each Tender Reimbursement Obligation from the Tender Drawing Date at the Post-Default Rate; provided however, interest shall accrue on the unreimbursed portion of such Tender Reimbursement Obligation during the four Business Day period after the Tender Drawing Date at a rate equal to the Prime Rate plus 2.0%. Notwithstanding the foregoing, if Issuing Bank receives full reimbursement of all amounts paid by Issuing Bank with respect to any Tender Drawing by 5:00 p.m. (San Francisco time) on the Tender Drawing Date, no interest shall be payable by Borrower with respect thereto.

                  (iv) Borrower and Account Party shall submit to Issuing Bank, together with every payment of a Tender Reimbursement Obligation and interest due thereon under this Section 2(b), a statement specifying the amounts paid, the principal and interest portions of such payments, and the basis upon which Borrower and Account Party calculated such amounts.

                  (v) Provided that Borrower and Account Party have paid all
            Reimbursement Obligations other than Tender Reimbursement Obligations, Borrower and Account Party may, upon at least one Business Day's notice to Issuing Bank, prepay the outstanding amount of any Tender Reimbursement Obligation in whole or in part (but not in sums less than $5,000 per repayment), together with accrued interest to date of such repayment on the amount prepaid at the applicable rate set forth in this Section 2(b).

REIMBURSEMENT AGREEMENT - Page 3

                  (vi) All proceeds of the sale by the Remarketing Agent (as provided in Section 3.10 of the Indenture) of Bank Bonds, and all proceeds from the redemption of Bank Bonds, shall be delivered to the Trustee and transferred to Issuing Bank to be credited by Issuing Bank first to interest, then to principal due and owing on any Reimbursement Obligations outstanding hereunder other than Tender Reimbursement Obligations, then to interest due and owing on any Tender Reimbursement Obligations, and finally to principal due and owing on any Tender Reimbursement Obligations, in all cases applied in the order in which the Drawings connected therewith were made. For the purposes of the Letter of Credit, the receipt by Issuing Bank of proceeds from the remarketing of Bank Bonds shall be considered as reimbursement for Tender Drawings notwithstanding the provision for a different application hereunder. At such time as no Reimbursement Obligations are outstanding hereunder (including without limitation Tender Reimbursement Obligations), and neither Borrower nor Account Party is in Default hereunder, then Issuing Bank shall disburse to Borrower the balance of all proceeds received by Issuing Bank from the redemption of Bank Bonds or from the sale of Bank Bonds by the Remarketing Agent.

            (c) Issuing Bank's Option to Redeem Bank Bonds. In the event that Borrower and Account Party have paid all or part of a Tender Reimbursement Obligation for a Tender Drawing and all or a portion of Bank Bonds purchased in connection with such Tender Drawing have not been remarketed within six months after the Tender Drawing Date, Issuing Bank, at its option, may direct that Borrower and Account Party are to take such steps as may be required by the Indenture to effect the redemption or cancellation of Bank Bonds in an amount up to the principal actually reimbursed to it by Borrower and Account Party in such manner as may be permitted by the Indenture.

            (d) Letter of Credit Fee and other Payments to Issuing Bank. Borrower and Account Party agree jointly and severally to pay to Issuing Bank a nonrefundable letter of credit fee, computed on the basis of a 365-day year for the actual number of days elapsed, equal to two percent (2%) per annum multiplied by the face amount of the Letter of Credit (the "Letter of Credit Fee"). The Letter of Credit Fee shall be payable (i) in advance on or before the Date of Issuance pro rated for the period commencing on the Date of Issuance through and including the next Quarterly Date and (ii) thereafter, commencing with November 27, 2002, three Business Days before each Quarterly Date in advance for the three month period commencing on the particular Quarterly Date.

            Issuing Bank shall give Borrower written notice of the amount of each installment of the Letter of Credit Fee payable to Issuing Bank at least 10 days prior to its due date.

            Borrower and Account Party shall also pay to Issuing Bank, upon the amendment of the Letter of Credit, a fee of one thousand dollars ($1,000); upon each transfer of the Letter of Credit, a fee of one-quarter of one percent (0.25%) of the amount transferred, but in no event less than one hundred fifty dollars ($150) nor more than three thousand dollars ($3,000.00); upon each negotiation of the Letter of Credit, for drafts of three hundred thousand dollars ($300,000) or less, a fee equal to the greater of one-quarter of

REIMBURSEMENT AGREEMENT - Page 4
      one percent (0.25%) of the amount of such draft or ninety-five dollars ($95.00), and for drafts in excess of three hundred thousand dollars ($300,000), a fee equal to one-eighth of one percent (0.125%) of the amount of such draft; and upon final cancellation of the Letter of Credit, a fee of two hundred fifty dollars ($250.00).

            If any amount payable hereunder shall fall due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day, and interest shall continue to accrue during such extension. Nothing contained in this Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by applicable law.

      SECTION 3. Quarterly Redemption of Bonds; Reimbursement Deposit Account; Other Optional Redemptions of Bonds.

            (a) Quarterly Redemption of Bonds. Borrower and Account Party covenant to take all necessary action to prepay the Installment Payments and cause optional redemptions of the Bonds pursuant to Section 3.01(b) of the Indenture and this Section 3 at a price equal to the principal amount of the Bonds to be redeemed, together with accrued interest to the redemption date, on the Quarterly Dates, commencing with March 1, 2003. The principal amounts of Bonds to be redeemed on each such Quarterly Date shall be as follows:

 Quarterly Date:                Amount:
-----------------              --------
  March 1, 2003                $300,000
   June 1, 2003                $300,000
September 1, 2003              $300,000
 December 1, 2003              $300,000
  March 1, 2004                $300,000
   June 1, 2004                $300,000
September 1, 2004              $300,000
 December 1, 2004              $400,000
  March 1, 2005                $300,000
   June 1, 2005                $300,000
September 1, 2005              $300,000

            Notwithstanding the foregoing, Issuing Bank reserves the right to modify the amount of the principal payments on the Bonds to be redeemed on each Quarterly Date if Issuing Bank determines that the actual use of the proceeds of the Bonds have been materially different from the use of the proceeds of the Bonds as provided in the budget furnished to Issuing Bank prior to the date of this Agreement.

REIMBURSEMENT AGREEMENT - Page 5

            (b) Reimbursement Deposit Account. Borrower and Account Party agree to open a deposit account with Issuing Bank in jointly Borrower's and Account Party's name (the "Reimbursement Deposit Account"), which shall be pledged to Issuing Bank as security for Borrower's and Account Party's performance of their respective obligations under this Agreement. Borrower and Account Party agree to deposit into the Reimbursement Deposit Account on a monthly basis, three Business Days before the Interest Payment Date for such month, commencing October 1, 2002, and continuing through the earlier to occur of (x) the earliest date on which both no further demands may be made for a Drawing under the Letter of Credit and all amounts due to Issuing Bank under this Agreement have been paid in full, or (y) the Expiration Date (the "Termination Date"), an amount equal to the sum of
      (i) the next monthly interest payments that Account Party is obligated to make under the Indenture and (ii) the smallest monthly amount that, if deposited by Borrower and Account Party into the Reimbursement Deposit Account each month during the year commencing on the date of the last quarterly principal redemption of the Bonds, would be sufficient to meet when due the next quarterly principal redemption of the Bonds as required under Section 3(a) hereof. Issuing Bank agrees not to debit the Reimbursement Deposit Account for the amount of any Drawing under the Letter of Credit until after Issuing Bank has honored the particular Drawing under the Letter of Credit.

            In addition, Borrower and Account Party agree to deposit or cause to be deposited into the Reimbursement Deposit Account, or to otherwise pay to Issuing Bank pursuant to Issuing Bank's instructions (i) on or before the Date of Issuance, the Letter of Credit Fee pro rated for the period commencing on the Date of Issuance through and including the next Quarterly Date, and (ii) thereafter on an quarterly basis, three Business Days before each Quarterly Date, commencing with December 1, 2002, the amount necessary to pay when due the Letter of Credit Fee for the next succeeding quarter.

            (c) Deposits into Reimbursement Deposit Account; Debit of Account by Issuing Bank. Borrower and Account Party agree jointly and severally to pay all fees and other amounts due to Issuing Bank hereunder, including without limitation the deposit of principal and interest amounts as set forth in Sections 3(a) and (b), above, directly to Issuing Bank by deposit into the Reimbursement Deposit Account established with Issuing Bank. Issuing Bank shall, and Borrower and Account Party hereby authorize Issuing Bank to, debit the Reimbursement Deposit Account and any other demand deposit account of Borrower or Account Party with Issuing Bank designated by Borrower or Account Party in writing for all payments of principal, interest, Letter of Credit Fees and other fees payable under this Agreement, as they become due. Should, for any reason whatsoever, the funds in such demand deposit account be insufficient to pay all such sums when due, Borrower and Account Party shall immediately upon demand remit to Issuing Bank the full amount of any such shortfall.

            (d) Other Optional Redemptions of Bonds. Notwithstanding any contrary provision of this Agreement, any optional redemption of the Bonds under the Indenture other than the optional redemptions required by
      Section 3(a), above, shall require the advance written consent of Issuing Bank (which consent shall not be unreasonably withheld), and Issuing Bank's receipt of satisfactory evidence of Borrower's and Account

REIMBURSEMENT AGREEMENT - Page 6

      Party's ability to reimburse Issuing Bank for any Drawing under the Letter of Credit for such redemption.

      SECTION 4. Collateral. The Borrower will, and will cause any Subsidiary to grant a Lien in all of the assets of the Borrower and its Subsidiaries as required pursuant to Article XII of the Credit Agreement.

      SECTION 5. Issuance of the Letter of Credit.

            (a) Agreement of Issuing Bank. On the terms set forth in this Agreement, and subject to satisfaction of the conditions set forth in
      Section 5(b) below, Issuing Bank shall issue the Letter of Credit on the Date of Issuance in the Stated Amount.

            (b) Conditions Precedent to Issuance of the Letter of Credit. Issuing Bank's obligation to issue the Letter of Credit is subject to the following conditions precedent:

                  (i) Issuing Bank shall have received on or before the Date of
            Issuance all of the following, each in form and substance satisfactory to Issuing Bank and its counsel:

                        (A) Certificates of each of Borrower and Account Party
                  certifying as to its authority, and as to the incumbency and specimen signatures of each of its officers, to sign this Agreement and the Related Documents to which it is a party and the other documents to be delivered by such Person hereunder, upon which Issuing Bank may rely until it receives a new such certificate;

                        (B) An opinion of McCall, Parkhurst & Horton, L.L.P.,
                  Bond Counsel, dated as of the Date of Issuance and addressed to Issuing Bank (or a reliance letter addressed to Issuing Bank with respect to such opinion), which opinion shall be in the form attached as Appendix B to the Official Statement;

                        (C) An opinion of counsel to Borrower and the
                  Guarantors, dated as of the Date of Issuance and addressed to Issuing Bank, which opinion shall be satisfactory in form and substance to Issuing Bank and its counsel;

                        (D) Executed copies of this Agreement;

                        (E) A list of all equipment to be financed or refinanced
                  with proceeds of the Bonds;

                        (F) A copy of the installment sale agreement between the
                  Account Party and the Authority covering the Property, which agreement shall be satisfactory in form and substance to Issuing Bank;

REIMBURSEMENT AGREEMENT - Page 7

                        (G) Certificate of the Issuer certifying the Authority
                  duly executed the Bonds and delivered the Bonds to the Trustee for the authentication; and

                        (H) Such other documents, instruments (and, if requested
                  by Issuing Bank, certified duplicates of executed copies thereof) or opinions, as Issuing Bank may reasonably request.

                  (ii) The following statements shall be true and correct on the
            Date of Issuance as they pertain to Borrower and Account Party, and Issuing Bank shall have received a certificate signed by an Authorized Representative of Borrower and Account Party dated the Date of Issuance, stating that:

                        (A) the representations and warranties contained in
                  Section 8 of this Agreement or in any instrument delivered pursuant to or in connection with this Agreement are correct on and as of the Date of Issuance (and after giving effect to the issuance of the Letter of Credit) as though made on and as of such date;

                        (B) no Default or Event of Default has occurred and is
                  continuing, or would result from the issuance of the Letter of Credit;

                        (C) no material adverse change has occurred in either
                  Borrower's or Account Party's operations or condition (financial or otherwise) since the date of Borrower's most recent financial statements, or would result from the issuance of the Letter of Credit, except as previously disclosed in writing to Issuing Bank; and

                        (D) all conditions precedent to the issuance of the
                  Bonds to be performed by Account Party has been satisfied.

                  (iii) On or prior to the Date of Issuance, Issuing Bank shall have received payment of the Letter of Credit Fee due pro rated for the period commencing on the Date of Issuance through and including the next Quarterly Date, together with reimbursement of all of Issuing Bank's fees and expenses (including without limitation appraisal fees, environmental consultant fees, and outside counsel and allocated in-house counsel legal fees) incurred in connection with this Agreement and the Letter of Credit.

            (c) Conditions Precedent to Disbursement of Cost of Issuance. The disbursement by the Trustee of the portion of the Bond proceeds deposited into the Construction Fund allocated to the payment of the costs of issuance of the Bonds shall be subject to Borrower's and Account Party's satisfaction of all of the conditions set forth in Section 5(b), above, and the conditions and procedures set forth in the Indenture.

      SECTION 6. [Intentionally Omitted.]

REIMBURSEMENT AGREEMENT - Page 8

      SECTION 7. Obligations Absolute. Except as otherwise expressly provided in this Section 7, Borrower's and Account Party's obligations under this Agreement are absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, any of the following circumstances:

            (a) any lack of validity or enforceability of the Letter of Credit or any of the Related Documents, unless such lack of validity or enforceability results solely from an action or omission of Issuing Bank;

            (b) any amendment or waiver of any provision of this Agreement or any Related Document, or any consent to any such amendment or waiver;

            (c) the existence of any claim, set-off, defense or other right that Borrower or Account Party may at any time have against the Trustee, any beneficiary or any transferee of the Letter of Credit (or any Person for whom the Trustee, any such beneficiary or any such transferee may be acting), Issuing Bank or any other Person, whether in connection with this Agreement, the Related Documents or any unrelated transaction; provided that nothing in this Section 7 shall prevent the assertion of any such claim by separate suit or counterclaim;

            (d) any statement in any certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent or invalid in any respect, or any statement therein being untrue or inaccurate in any respect whatsoever;

            (e) payment by Issuing Bank under the Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit unless such payment constitutes the gross negligence or willful misconduct of Issuing Bank;

            (f) any notice of nonrenewal of the Letter of Credit sent by Issuing Bank to the Trustee not being received on time or at any time by the Trustee;

            (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, other than resulting from Issuing Bank's gross negligence or willful misconduct;

            (h) any delay, extension of time, renewal, compromise or other indulgence agreed to by Issuing Bank without notice to or the approval of Borrower, in respect to any of Borrower's indebtedness to Issuing Bank under this Agreement;

            (i) any failure to complete the Project; or

            (j) any exchange, release or nonperfection of any lien or security interest in any collateral pledged or otherwise provided to secure any of the obligations contemplated herein or in any of the other Related Documents.

      SECTION 8. Representations and Warranties. Each of Borrower and Account Party represents and warrants to Issuing Bank as of this date and as of the Date of Issuance as follows;

REIMBURSEMENT AGREEMENT - Page 9

            (a) Use of Bond Proceeds. Substantially all of the proceeds received from the sale of the Bonds (after deducting amounts for costs of issuance) will be used by Account Party to finance or refinance costs and expenses incurred in connection with the Project.

            (b) Related Documents. Each of Borrower and Account Party makes the representations and warranties made by it in the Related Documents to and for the benefit of Issuing Bank as if the same were set forth at length in this Agreement.

            (c) Changes in Law. To the best of Borrower's and Account Party's knowledge, there is not pending any change of law which, if enacted or adopted, could have a material adverse effect on either Borrower's or Account Party's ability to perform its respective obligations under the Related Documents.

      SECTION 9. Covenants of Borrower. So long as the Termination Date has not occurred, or any amount is due or owing to Issuing Bank hereunder, each of Borrower and Account Party agrees that it will comply with the following covenants:

            (a) Related Documents. Borrower and Account Party will comply with the terms and covenants of the Related Documents to which they are a party. Neither Borrower nor Account Party will amend, modify or terminate, or agree to amend, modify or terminate, any Related Documents without the prior written consent of Issuing Bank.

            (b) Tax Covenant Agreement. Each of Borrower and Account Party agrees that it will operate the Project in such a manner as not to cause, and not take any action that may otherwise result in, a Determination of Taxability (as defined under the Indenture), or otherwise adversely affect the tax exempt status of the Bonds.

            (c) Optional Redemption of Bonds. Except as provided in Section 3(a) hereof, neither the Borrower, Account Party nor any Subsidiary will take any action, or permit the Trustee's taking of any action, which would result in the optional redemption or prepayment of all or any portion of the Bonds with funds drawn under the Letter of Credit.

      SECTION 10. Events of Default. The following shall be "Events of Default" hereunder:

            (a) Required Payments. Either Borrower or Account Party fails to pay when due any amount specified under the Indenture, the Installment Sale Agreement or this Agreement; or

            (b) Credit Agreement and Other Related Documents. The occurrence of an event of default under the Credit Agreement or any other Related Document.

      Upon the occurrence of an Event of Default under this Agreement, Issuing Bank may declare all amounts payable by Borrower and Account Party hereunder to be immediately due and payable, without any presentment, demand, protest or other notice or formality of any kind and all amounts in the Construction Fund shall be used to satisfy any obligations hereunder in accordance with Section
4.08 of the Indenture. Upon the occurrence of an Event of Default under Sections 10.01(e), (f) or (g) of the Credit Agreement, or receipt by Issuing Bank of a

REIMBURSEMENT AGREEMENT - Page 10
notice from the Trustee stating that an event of default has occurred under the Indenture and declaring the principal of all outstanding Bonds and accrued interest thereon due and payable, Issuing Bank shall declare all amounts payable by Borrower and Account Party under this Agreement immediately due and payable, without any presentment, demand, protest or other notice or formality of any kind. In either case, Issuing Bank may also: (i) exercise all of its rights and remedies under any Related Document (to which Issuing Bank is a party or is a third party beneficiary) or applicable law; (ii) notify the Trustee of the occurrence of an Event of Default under this Agreement and require the Trustee to declare a default under the Indenture and accelerate the maturity of the Bonds; (iii) require Borrower and Account Party to deliver and pledge to Bank, as security for Borrower's and Account Party's obligations to Issuing Bank under this Agreement, cash collateral in the amount of any outstanding but undrawn amounts under the Letter of Credit which shall be deposited in the Reimbursement Deposit Account (it being agreed that such account shall not be debited by Issuing Bank for a Drawing under the Letter of Credit until after Issuing Bank has honored the particular Drawing under the Letter of Credit); or (iv) exercise all or any combination of the remedies provided for in this paragraph.

      SECTION 11. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Borrower or Account Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 12. Notices. Except as expressly provided for herein, all notices and other communications provided for hereunder shall be made in accordance with
Section 13.02 of the Credit Agreement.

      SECTION 13. No Waiver; Remedies. No failure on the part of Issuing Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 14. Right of Set-off; Waiver of Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, Issuing Bank is hereby authorized at any time and from time to time, without notice to Borrower or Account Party (any such notice being expressly waived by Borrower and Account Party), to set-off and apply any and all deposits (general or special, time or demand, provisional or final, including but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) at any time held and other indebtedness at any time owing by Issuing Bank to or for the credit or the account of Borrower or Account Party against any and all of the obligations of Borrower or Account Party now or hereafter existing under this Agreement, irrespective of whether or not Issuing Bank shall have made any demand under this Agreement and although such obligations may be contingent and unmatured. The rights of Issuing Bank under this Section 14 are in addition to other rights and remedies which Issuing Bank may have including, without limitation, other rights of set-off; provided, however, that Issuing Bank waives any such right, and any other similar right it may have at law or otherwise, during the pendency of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt,

REIMBURSEMENT AGREEMENT - Page 11
dissolution, liquidation, or similar proceedings against Borrower or Account Party under the laws of any jurisdiction, to the extent that the exercise of such rights during the pendency of such proceedings would result in Issuing Bank's being released, prevented or restrained from or delayed in fulfilling Issuing Bank's obligations with respect to the Letter of Credit, as provided herein.

      SECTION 15. Indemnification.

            (a) GENERAL INDEMNITY. IN ADDITION TO ITS OTHER OBLIGATIONS HEREUNDER, EACH OF BORROWER AND ACCOUNT PARTY HEREBY AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, TO INDEMNIFY AND HOLD HARMLESS ISSUING BANK, ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS (COLLECTIVELY, THE "INDEMNITEES") FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES, COSTS OR EXPENSES (COLLECTIVELY "CLAIM") (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS FEES) WHATSOEVER WHICH THE INDEMNITEES MAY INCUR (OR WHICH MAY BE CLAIMED AGAINST THE INDEMNITEES BY ANY PERSON) BY REASON OF OR IN CONNECTION WITH (A) THE ISSUANCE AND SALE OF THE BONDS, INCLUDING WITHOUT LIMITATION ANY OF THE FOREGOING RESULTING FROM ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF ANY MATERIAL FACT CONTAINED OR INCORPORATED BY REFERENCE IN THE OFFICIAL STATEMENT (AND SUCH ERROR OR OMISSION IS NOT CORRECTED IN THE OFFICIAL STATEMENT A COPY OF WHICH WAS DELIVERED TO THE PURCHASERS OF THE BONDS AT OR PRIOR TO THE SETTLEMENT OF THE SALE OF SUCH BONDS) OR THE OMISSION OR ALLEGED OMISSION TO STATE IN THE OFFICIAL STATEMENT (AND SUCH ERROR OR OMISSION IS NOT CORRECTED IN THE OFFICIAL STATEMENT A COPY OF WHICH WAS DELIVERED TO THE PURCHASERS OF THE BONDS AT OR PRIOR TO THE SETTLEMENT OF THE SALE OF SUCH BONDS) A MATERIAL FACT NECESSARY TO MAKE SUCH STATEMENTS, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY ARE OR WERE MADE, NOT MISLEADING; (B) THE USE OF THE PROCEEDS OF THE BONDS OR ANY DRAWING; (C) ANY FAILURE BY BORROWER OR ACCOUNT PARTY TO COMPLY WITH APPLICABLE FEDERAL OR STATE LAWS OR REGULATIONS PERTAINING TO THE OFFER AND SALE OF THE BONDS; (D) ANY BREACH BY BORROWER OR ACCOUNT PARTY OF ANY REPRESENTATION, WARRANTY OR COVENANT MADE IN OR PURSUANT TO THIS AGREEMENT; (E) ANY ACTION OR PROCEEDING RELATING TO A COURT ORDER, INJUNCTION OR OTHER PROCESS OR DECREE RESTRAINING OR SEEKING TO RESTRAIN ISSUING BANK FROM PAYING ANY AMOUNT UNDER THE LETTER OF CREDIT; OR (F) A DEFAULT BY BORROWER OR ACCOUNT PARTY HEREUNDER WHICH SHALL RESULT IN ISSUING BANK CAUSING THE REDEMPTION BY THE TRUSTEE OF A PORTION OF THE BONDS AS PROVIDED IN SECTION 3.01 OF THE INDENTURE, INCLUDING WITHOUT LIMITATION, THE REIMBURSEMENT TO ISSUING BANK OF ALL FUNDS REQUIRED TO REDEEM SAID BONDS; PROVIDED THAT NEITHER

REIMBURSEMENT AGREEMENT - Page 12

      BORROWER NOR ACCOUNT PARTY SHALL BE REQUIRED TO INDEMNIFY ISSUING BANK FOR ANY CLAIMS, DAMAGES, LOSSES, LIABILITIES, COSTS OR EXPENSES TO THE EXTENT, BUT ONLY TO THE EXTENT, INCURRED BY REASON OF ANY UNTRUE STATEMENT OR OMISSION CONTAINED IN INFORMATION FURNISHED IN WRITING BY ISSUING BANK, THE AUTHORITY OR THE REMARKETING AGENT OR ANY OTHER PARTY EXCEPT BORROWER'S AND ACCOUNT PARTY'S COUNSEL EXPRESSLY FOR USE IN THE OFFICIAL STATEMENT (AND SUCH ERROR OR OMISSION IS NOT CORRECTED IN THE OFFICIAL STATEMENT A COPY OF WHICH WAS DELIVERED TO THE PURCHASERS OF THE BONDS AT OR PRIOR TO THE SETTLEMENT OF THE SALE OF SUCH BONDS). NOTHING IN THIS
      SECTION 15 IS INTENDED TO LIMIT ANY OBLIGATION OF BORROWER OR ACCOUNT PARTY CONTAINED IN THIS AGREEMENT. NOTHING IN THIS SECTION 15 SHALL REQUIRE BORROWER OR ACCOUNT PARTY TO INDEMNIFY ANY INDEMNITEE FOR ANY CLAIMS CAUSED BY SUCH INDEMNITEE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

            (b) Defense of Actions. If any action shall be brought against Issuing Bank or any other Indemnitee in respect of which indemnity may be sought against Borrower or Account Party, Issuing Bank shall promptly notify Borrower and Account Party in writing, and Borrower and Account Party shall promptly assume the defense thereof, including without limitation the employment of counsel (the selection of which shall have been approved by Issuing Bank and such approval shall not be unreasonably withheld, conditioned or delayed), the payment of all expenses and the right to negotiate and consent to settlement. If Borrower or Account Party from whom indemnity may be sought elects not to defend such action, Issuing Bank shall have the right to employ counsel to defend such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be at the expense of Borrower and Account Party. In addition, Issuing Bank shall have the right to employ separate counsel and to participate in the defense of any such action if Issuing Bank has been advised by counsel of recognized standing in matters of banking or securities laws that it has defenses or causes of action separate from those of Borrower and Account Party. Neither Borrower nor Account Party shall be liable for any settlement of any such action effected by Issuing Bank without the consent of Borrower and Account Party, but if settled with the consent of Borrower and Account Party or if there is a final judgment for the plaintiff in any such action against Borrower or Account Party or Bank, with or without the consent of Borrower and Account Party, each of Borrower and Account Party agree jointly and severally to indemnify and hold harmless Issuing Bank to the extent provided herein.

      SECTION 16. Continuing Obligation. The obligations of Borrower and Account Party under this Agreement shall continue until the later of (a) the Expiration Date or (b) the date upon which all amounts due and owing to Issuing Bank under this Agreement shall have been paid in full, and shall (i) be binding upon Borrower, Account Party and Issuing Bank, their successors and assigns, and (ii) inure to the benefit of and be enforceable by Issuing Bank, Account Party and Borrower and their successors and assigns; provided that all indemnity obligations of Borrower and Account Party under this Agreement shall survive the termination of this Agreement on the date set forth above; and provided further that neither Borrower nor Account

REIMBURSEMENT AGREEMENT - Page 13

Party may assign all or any part of this Agreement without the prior written consent of Issuing Bank. Issuing Bank reserves the right to sell, assign, transfer, negotiate or grant participation in all or any part of, or any interest in, Issuing Bank's rights and benefits under this Agreement and the other Related Documents. In connection therewith and subject to Section 13.15 of the Credit Agreement, Issuing Bank may disclose all documents and information which Issuing Bank now has or may hereafter acquire relating to this Agreement, any other Related Document and the Letter of Credit, Borrower, Account Party, any Guarantor, and any of their respective businesses, or any collateral required hereunder.

      SECTION 17. Transfer of Letter of Credit. The Letter of Credit may be transferred in accordance with the provisions set forth therein and in the Indenture.

      SECTION 18. Liability of Bank. As among Borrower, Account Party and Issuing Bank, Borrower and Account Party assume all risks of the acts or omissions of the Authority, the Trustee and any transferee of the Letter of Credit with respect to their use of the Letter of Credit unless any such act or omission is the result of Issuing Bank's willful misconduct or gross negligence; provided, however, that this assumption is not intended to, and shall not, preclude Borrower or Account Party from pursuing such rights and remedies as it may have against the Trustee or the Authority at law or in equity or under any other agreement.

      SECTION 19. Certain Defined Terms. As used in this Agreement and unless otherwise expressly indicated, or unless the context clearly requires otherwise, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "A Drawing" shall mean any drawing under the Letter of Credit accompanied by a demand in the form of Annex A thereto made to pay the principal amount upon a redemption of a portion of the Bonds in accordance with the Indenture.

            "Administrative Agent" shall have the meaning assigned to that term in the Credit Agreement.

            "Affiliate" shall have the meaning assigned to that term in the Credit Agreement.

            "Agreement" shall mean this Reimbursement Agreement, as the same may be amended, restated, supplemented or modified from time to time.

            "Authority" shall have the meaning assigned to that term in the Preamble hereof.

            "Authorized Representative" shall mean any authorized representative of Borrower or Account Party designated to act on its behalf by a written certificate furnished to Issuing Bank, the Trustee and the Authority.

            "B Drawing" shall mean any drawing under the Letter of Credit accompanied by a demand in the form of Annex B thereto made to pay unpaid interest upon a redemption of a portion of the Bonds in accordance with the Indenture.

REIMBURSEMENT AGREEMENT - Page 14

            "Bank Bonds" shall have the meaning assigned to that term in Section 2(b)(ii) hereof.

            "Bid Bonds" shall mean bonds with respect to the bid of a contract for services to be rendered, such bonds being secured from a surety company, to insure the performance of the bid.

            "Bonds" shall mean collectively, the $25,000,000 Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Bonds (Waste Corporation of Texas, L.P. Project) Series 2002.

            "Business Day" shall have the meaning assigned to that term in the Credit Agreement.

            "C Drawing" shall mean any drawing under the Letter of Credit accompanied by a demand in the form of Annex C thereto made to pay the principal amount of those Bonds which the Remarketing Agent has been unable to remarket within the time limits established in the Indenture.

            "Construction Fund" shall have the meaning assigned to that term in the Indenture.

            "Credit Agreement" shall mean that certain Amended and Restated Credit Agreement dated as of August 30, 2002 by and among Borrower, the lenders party thereto from time to time, and Wells Fargo Bank Texas, National Association, as Administrative Agent and as Issuing Bank, as the same may be amended, restated, supplemented or modified from time to time.

            "D Drawing" shall mean any drawing under the Letter of Credit accompanied by a demand in the form of Annex D thereto made to pay accrued interest on those Bonds which the Remarketing Agent has been unable to remarket within the time limits established in the Indenture.

            "Date of Issuance" shall mean August 30, 2002. "

            "Default" shall mean any event or condition specified in Section 10 hereof which, with the giving of notice or the lapse of time or both, would, unless cured or waived, become an Event of Default.

            "Drawing" shall mean an A Drawing, B Drawing, C Drawing, D Drawing, E Drawing or F Drawing, as the context may require.

            "Drawing Payment Date" shall mean the date on which Issuing Bank honors a Drawing made by the Trustee pursuant to the Letter of Credit.

            "E Drawing" shall mean any drawing under the Letter of Credit accompanied by a demand in the form of Annex E thereto made to pay unpaid principal and accrued and unpaid interest, if any, at stated maturity, upon acceleration following an Event of Default under the

REIMBURSEMENT AGREEMENT - Page 15

Indenture or upon redemption as a whole, of all of the Bonds which are presently outstanding in accordance with the Indenture.

            "Event of Default" shall have the meaning set forth in Section 10 hereof.

            "Excepted Liens" shall have the meaning assigned to that term in the Credit Agreement.

            "Expiration Date" shall have the meaning assigned to that term in the Letter of Credit.

            "F Drawing" shall mean any drawing under the Letter of Credit accompanied by a demand in the form of Annex F thereto made to pay accrued and unpaid interest with respect to the Bonds on an Interest Payment Date in accordance with the Indenture.

            "GAAP" shall have the meaning assigned to that term in the Credit Agreement.

            "Guarantor" shall have the meaning assigned to that term in the Credit Agreement.

            "Indenture" shall mean the Trust Indenture dated as of August 1, 2002, between the Authority and the Trustee, as the same may be amended, restated, supplemented or modified from time to time.

            "Installment Payment" shall have the meaning assigned to that term in the Indenture.

            "Installment Sale Agreement" shall mean the Installment Sale Agreement, dated as of August 1, 2002, by and between Account Party and the Authority.

            "Interest Payment Date" shall have the meaning assigned to that term in the Indenture.

            "Issuing Bank" shall have the meaning assigned to that term in the Preamble hereof.

            "Letter of Credit" shall mean Issuing Bank's irrevocable direct-pay Letter of Credit No. NZS453090 dated August 30, 2002 in favor of the Trustee.

            "Lien" shall have the meaning assigned to that term in the Credit Agreement.

            "Loan Documents" shall have the meaning assigned to that term in the Credit Agreement.

            "Material Adverse Effect" shall have the meaning assigned to that term in the Credit Agreement.

            "Official Statement" shall mean the official statement dated August 29, 2002, distributed in connection with the issuance of the Bonds.

REIMBURSEMENT AGREEMENT - Page 16

            "Person" shall have the meaning assigned to that term in the Credit Agreement.

            "Post-Default Rate" shall have the meaning assigned to that term in the Credit Agreement.

            "Prime Rate" shall have the meaning assigned to that term in the Credit Agreement.

            "Project" shall mean the real property facilities and equipment to be acquired, located at or on, or to be used in connection with the Property.

            "Property" shall have the meaning assigned to that term in the Recitals hereof.

            "Purchase Price" shall have the meaning assigned to that term in the Indenture.

            "Quarterly Dates" shall mean the first day of each March, June, September and December in each year; provided however, that if any such day is not a Business Day, such Quarterly Date shall be the next succeeding Business Day.

            "Reimbursement Deposit Account" shall mean the joint demand deposit established by Borrower and Account Party with Issuing Bank (Account No. 4945002251) as defined in Section 3(b) hereof.

            "Reimbursement Obligations" shall mean the joint and several obligations of Borrower and Account Party to Issuing Bank set forth in Section 2(a) hereof.

            "Related Documents" shall mean the Bonds, the Indenture, the Installment Sale Agreement, the Loan Documents and any other agreement or instrument related to the issuance of the Bonds and pertaining to Borrower or Account Party.

            "Remarketing Agent" shall have the meaning assigned to that term in the Indenture.

            "Security Instruments" shall have the meaning assigned to that term in the Credit Agreement.

            "Stated Amount" shall mean $25,308,219.18.

            "Subsidiary" shall have the meaning assigned to that term in the Credit Agreement.

            "Tender Drawing" shall mean a C Drawing or a D Drawing.

            "Tender Drawing Date" shall mean the date on which a Tender Drawing is made.

            "Tender Reimbursement Obligation" shall mean the joint and several payment obligation of Borrower and Account Party to Issuing Bank with respect to each Tender Drawing paid by Issuing Bank under the Letter of Credit, as further specified in Section (2)(b) hereof.

REIMBURSEMENT AGREEMENT - Page 17

            "Tender Reimbursement Rate" shall have the meaning assigned to that term in Section 2(b)(iv) hereof.

            "Termination Date" shall have the meaning assigned to that term in
Section 3(b).

            "Trustee" shall mean U.S. Bank National Association, acting under the Indenture, or any successor to such party as Trustee under the Indenture.

            "UCP" shall mean the Uniform Customs and Practices for Documentary Credits (1993 Revision), an International Chamber of Commerce publication, or any substitution therefor or replacement thereof.

            "Voting Shares" of any corporation shall mean shares of any class or classes (however designated) having ordinary voting power for the election of at least a majority of the members of the board of directors (or other governing bodies) of such corporation, other than shares having such power only by reason of the happening of a contingency.

      SECTION 20. Costs, Expenses and Taxes. Borrower and Account Party agree jointly and severally to pay on demand by Issuing Bank all reasonable costs, expenses and fees incurred or assessed by Issuing Bank in connection with the preparation, execution and delivery of this Agreement, the Letter of Credit (including any extensions thereof), the Related Documents and any other documents which may be delivered in connection with this Agreement and the Letter of Credit, Issuing Bank's review of documentation and taking of actions regarding, and any on-going costs and expenses relating to the continuing obligations of Borrower or Account Party under this Agreement, the granting of any extension of the Letter of Credit, any waiver or amendment or the giving of any consent under, this Agreement, the Related Documents and such instruments or any transfer of the Letter of Credit, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Issuing Bank with respect thereto and with respect to advising Issuing Bank as to its rights and responsibilities under this Agreement, all reasonable costs and expenses, including without limitation the reasonable fees and out-of-pocket expenses of counsel for Issuing Bank, if any, in connection with the enforcement of this Agreement and such other documents which may be delivered in connection with this Agreement. In addition, Borrower and Account Party shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the Letter of Credit (including any extensions thereof), the Related Documents and such other documents and Borrower and Account Party agree jointly and severally to save Issuing Bank harmless from and against any and all liabilities with respect to or resulting from any delay by Borrower or Account Party in paying or omission to pay such taxes and fees. Issuing Bank agrees promptly to notify Borrower and Account Party of any such taxes and fees which are incurred by Bank.

      SECTION 21. Attorney's Fees. In the event that any party hereto shall incur legal fees and costs in connection with the actual or threatened breach of any provision hereof, or to enforce any right or remedy hereunder, such party shall be entitled to recover such fees and costs from the breaching party. In the event that an action is brought in connection with this Agreement the prevailing party shall be entitled to recover from the losing party, in addition to any money judgment or other relief, such actual attorneys' fees, disbursements and costs as may

REIMBURSEMENT AGREEMENT - Page 18
be incurred by the prevailing party in instituting or defending such litigation, together with such reasonable costs and expenses of litigation as may be allowed by the court.

      SECTION 22. Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

      SECTION 23. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts to be performed in said State. Unless Issuing Bank otherwise specifically agrees in writing, the Letter of Credit, even if it is not a documentary credit, the opening of the Letter of Credit, the performance by Issuing Bank under the Letter of Credit, and the performance by the beneficiary and any advising, confirming, negotiating, paying or other bank under the Letter of Credit, shall be governed by and be construed in accordance with the UCP in force on the Date of Issuance of the Letter of Credit.

      SECTION 24. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

      SECTION 25. Arbitration. Borrower, Account Party and Issuing Bank agree that the terms and conditions in Section 13.17 of the Credit Agreement is incorporated herein.

      SECTION 26. Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to Issuing Bank, the determination of such satisfaction shall be made by Issuing Bank in its sole and exclusive judgment reasonably exercised in good faith.

      SECTION 27. Consents. Any time Issuing Bank's consent is required hereunder, such consent shall not be unreasonably withheld, conditioned or delayed.

      SECTION 28. Accounting Terms and Definitions. Unless otherwise specified herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP in effect from time to time.

      SECTION 29. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimiles of signatures shall be binding and effective as originals.

      SECTION 30. Rights and Remedies Cumulative. All rights and remedies of Issuing Bank under this Agreement are in addition to all rights and remedies of Issuing Bank as a bondholder under the Indenture.

      SECTION 31. Issuing Bank Reliance. It is specifically understood by Borrower and Account Party that all statements, representations and warranties made by Borrower and Account

REIMBURSEMENT AGREEMENT - Page 19

Party in this Agreement and any other Related Document to which Borrower or Account Party is a party shall be deemed to have been relied upon by Issuing Bank as an inducement to enter into this Agreement and the other agreements contemplated hereby, and that if any such statements, representations and warranties were materially incorrect at the time they were made, Issuing Bank may consider any such misrepresentation or beach an Event of Default hereunder. There are no facts that Borrower or Account Party has failed to disclose to Issuing Bank that, individually or in the aggregate, could have a materially adverse effect on Borrower's or Account Party's ability to perform its obligations under any of the Related Documents. Each of the representations and warranties shall survive any investigations or inquiries made by Issuing Bank or any of its representatives.

      SECTION 32. Permitted Contests. Borrower and Account Party shall have the right, before any delinquency occurs, to contest or object in good faith to any claim, demand, levy or assessment (other than in respect of any indebtedness or obligation of Borrower or Account Party under any of the Related Documents), by appropriate legal proceedings which are not prejudicial to Issuing Bank's rights, but this shall not be deemed or construed as in any way relieving, modifying or providing any extension of time with respect to Borrower's or Account Party's covenant to pay and comply with any such claim, demand, levy or assessment, unless Borrower and Account Party shall have given prior written notice to Issuing Bank of Borrower's or Account Party's intent to so contest or object thereto, and unless (i) Borrower and Account Party shall have demonstrated to Issuing Bank's satisfaction that such legal proceedings shall conclusively operate to prevent enforcement prior to final determination of such proceedings, and (ii) Borrower and Account Party shall have furnished such bond, surety, undertaking, or other security in connection therewith as is requested by and satisfactory to Issuing Bank, in the amount of such claim plus reasonable sums to pay costs, interest and penalties, to assure payment of the matters under contest and to prevent any sale or forfeiture of the Project.

                 [Remainder of page intentionally left blank.]

REIMBURSEMENT AGREEMENT - Page 20

      The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                  BORROWER:

                                  WCA WASTE SYSTEMS, INC.,
                                  a Delaware corporation

                                  By: /s/ Charles A. Casalinova
                                      ----------------------------
                                      Charles A. Casalinova
                                      Vice President

                                  ACCOUNT PARTY:

                                  WASTE CORPORATION OF TEXAS, L.P.

                                  By: WCA Texas Management General, Inc.,
                                      as its general partner

                                      By: /s/ Charles A. Casalinova
                                          ------------------------------
                                          Charles A. Casalinova
                                          Vice President

                                  ISSUING BANK:

                                  WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION

                                  By: /s/ Daniel T. Brown
                                      --------------------------------
                                      Daniel T. Brown
                                      Vice President

                   (Signature Page to Reimbursement Agreement)

                                    EXHIBIT A

                          IRREVOCABLE LETTER OF CREDIT

                                 [SEE ATTACHED]

EXHIBIT A - Page 1

                                                                       EXHIBIT A

                   IRREVOCABLE, TRANSFERABLE LETTER OF CREDIT

                                                           Date: August 30, 2002

                                                  Letter of Credit No. NZS453090

U.S. Bank National Association
One U.S. Bank Plaza
St. Louis, Missouri 63101
Attention: Corporate Trust, SL-MO-T6CT

Ladies and Gentlemen:

      We hereby establish in your favor at the request and for the account of Waste Corporation of Texas, L.P., a Delaware limited partnership, our irrevocable, transferable letter of credit in the amount of Twenty-Five Million Three Hundred Eight Thousand Two Hundred Nineteen and 18/100 Dollars (U.S. $25,308,219.18) in connection with the Bonds (as defined below) available with ourselves by sight payment against presentation of one or more (a) telegraphic demands, (b) signed and dated demands ("Signed Demands") or (c) telex demands addressed by you to Wells Fargo Bank Texas, National Association, Letter of Credit Operations Office, San Francisco, California, each in the form of Annex A (an "A Drawing"), Annex B (a "B Drawing"), Annex C (a "C Drawing"), Annex D (a "D Drawing"), Annex E (an "E Drawing") or Annex F (an "F Drawing") hereto, with all instructions in brackets therein being complied with.

      Each such presentation must be made on a Business Day (as hereinafter defined) to our Letter of Credit Operations Office in San Francisco, California (presently located at 525 Market Street, 25th Floor, San Francisco, California 95104) at or before 5:00 p.m., San Francisco time, on or before September 30, 2005, or, if such date is not a Business Day, then at or before 5:00 p.m., San Francisco time, on or before the first (1st) succeeding Business Day (the "Expiration Date"). As used herein the term "Business Day" shall mean a day of the year on which our San Francisco Letter of Credit Operations Office is open for business.

      The amount of any demand presented hereunder will be the amount inserted in numbered paragraph 4 of said demand. By honoring any such demand, we make no representation as to the correctness of the amount demanded.

      We hereby agree with you that each demand presented hereunder in full compliance with the terms hereof will be duly honored by our payment to you of the amount of such demand, in immediately available funds of Wells Fargo Bank Texas, National Association:

      (i) not later than 10:00 a.m., San Francisco time, on the Business Day following the Business Day on which such demand is presented to us as aforesaid if such presentation is made to us at or before noon, San Francisco time.

      or

      (ii) not later than 10:00 a.m., San Francisco time, on the second Business Day next following the Business Day on which such demand is presented to us as aforesaid, if such presentation is made to us after noon, San Francisco time.

      Notwithstanding the foregoing, any demand presented hereunder, in full compliance with the terms hereof, for a C Drawing or a D Drawing will be duly honored (i) not later than 12:00 noon, San Francisco time, on the Business Day on which such demand is presented to us as aforesaid if such presentation is made to us at or before 9:00 a.m., San Francisco time, and (ii) not later than 12:00 noon, San Francisco time, on the Business Day next following the Business Day on which such demand is presented to us as aforesaid if such presentation is made to us after 9:00 a.m., San Francisco time.

      If the remittance instructions included with any demand presented under this Letter of Credit require that payment is to be made by transfer to an account with us or with another bank, we and/or such other bank may rely solely on the account number specified in such instructions even if the account is in the name of a person or entity different from the intended payee.

      With respect to any demand that is honored hereunder, the total amount of this Letter of Credit shall be reduced as follows:

      (A) With respect to any A Drawing or B Drawing, the total amount of this Letter of Credit shall be reduced, as to all demands subsequent to the applicable demand, by the amount of the applicable demand as of the time of presentation of such demand and shall not be reinstated;

      (B) With respect to any C Drawing or D Drawing, the total amount of this Letter of Credit shall be reduced, as to all demands subsequent to the applicable demand, by the amount of the applicable demand as of the time of presentation of such demand, subject to reinstatement, in full or in part, if and to the extent, prior to the Expiration Date, we are reimbursed from remarketing proceeds of the Bonds for all or a portion of such demand, at which time we shall advise you in writing of such reinstatement and the amount reinstated;

      (C) With respect to any E Drawing, the total amount of this Letter of Credit shall be reduced, as to all demands subsequent to the applicable demand, by the amount of the applicable demand as of the time of presentation of such demand and shall not be reinstated; and

      (D) With respect to any F Drawing, the total amount of this Letter of Credit shall be reduced, as to all demands subsequent to the applicable demand, by the amount of the applicable demand as of the time of presentation of such demand; provided, however, that such amount shall be automatically reinstated on the tenth (10th) calendar day following the date of presentation of such demand unless (i) you shall have received notice from us by telegraph, telex, courier service or registered mail at the above address within seven (7) calendar days after the presentation of such demand that there shall be no such reinstatement, or (ii) the tenth (10th) calendar day after such presentation would be after the Expiration Date.

      An A Drawing shall not be presented to us under this Letter of Credit that would cause the total amount of A Drawings presented to us hereunder to be more than $25,000,000.00.

      A B Drawing shall not be presented to us that would cause the total amount of B Drawings presented to us under this Letter of Credit to be more than $308,219.18.

      No single C Drawing shall be presented to us for an amount more than $25,000,000.00.

      No single D Drawing shall be presented to us for an amount more than $308,219.18.

      No E Drawing shall be presented to us for an amount more than $25,308,219.18. Upon presentation to us of an E Drawing in compliance with the terms of this Letter of Credit, no further A Drawing, B Drawing, C Drawing, D Drawing, E Drawing or F Drawing under this Letter of Credit may be presented hereunder.

      No F Drawing shall be presented to us more than once during any twenty-seven (27) calendar day period. No single F Drawing shall be presented to us for an amount more than $308,219.18.

      Except as otherwise provided herein, this Letter of Credit shall be governed by and construed in accordance with the Uniform Customs and Practice for Documentary Credits (1993 Revision), Publication No. 500 of the International Chamber of Commerce (the "UCP"); provided, however, that Article 41, paragraphs d, e, f, g, h, i and j of Article 48 and the second sentence of
Article 17 shall not apply to this Letter of Credit. Furthermore, as provided in the first sentence of Article 17 of the UCP, we assume no liability or responsibility for consequences arising out of the interruption of our business by Acts of God, riots, civil commotions, insurrections, wars or any other causes beyond our control, or strikes or lockouts. As to matters not covered by the UCP, and to the extent not inconsistent with the UCP or made inapplicable by this Letter of Credit, this Letter of Credit shall be governed by the laws of the State of Texas, including the Uniform Commercial Code as in effect in the State of Texas.

      This Letter of Credit is transferable and may be transferred more than once, but in each case only in the amount of the full unutilized balance hereof to any single transferee whom you shall have advised us pursuant to Annex G has succeeded U.S. Bank National Association, or a successor trustee, as Trustee under the Trust Indenture dated as of September 1, 2002, between the Gulf Coast Waste Disposal Authority and U.S. Bank National Association, as Trustee (the "Indenture"), pursuant to which U. S. $25,000,000.00 in aggregate principal amount of Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Bonds (Waste Corporation of Texas, L.P. Project) Series 2002 (the "Bonds") were issued. Transfers may be effected without charge to the transferor and may be effected only through ourselves and only upon presentation to us of a duly executed instrument of transfer in the form attached hereto as Annex G. Any transfer of this Letter of Credit as aforesaid must be endorsed by us on the reverse hereof and may not change the place of presentation of demands from our Letter of Credit Operations Office in San Francisco, California.

      All payments hereunder shall be made from our own funds.

      This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds and the Indenture), except the UCP to the extent the UCP is not inconsistent with or made inapplicable by this Letter of Credit; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except the UCP.

                              WELLS FARGO BANK TEXAS,
                              NATIONAL ASSOCIATION

                              By: ________________________________
                                  Authorized Signature

                              Letter of Credit Operations Office
                              Telephone Nos.: (415) 396-4014 and (415) 396-5458

                              Letter of Credit Operations Office
                              Telefacsimile No.: (415) 284-9453

      This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds and the Indenture), except the UCP to the extent the UCP is not inconsistent with or made inapplicable by this Letter of Credit; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except the UCP.

                              WELLS FARGO BANK TEXAS,
                              NATIONAL ASSOCIATION

                              By: ________________________________________
                                  Authorized Signature

                              Letter of Credit Operations Office
                              Telephone Nos.: (415) 396-4014 and (415) 396-5458

                              Letter of Credit Operations Office
                              Telefacsimile No.: (415) 284-9453

             Annex A to Wells Fargo Bank Texas, National Association
                          Irrevocable Letter of Credit
                                  No. NZS453090

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION
LETTER OF CREDIT OPERATIONS OFFICE
SAN FRANCISCO, CALIFORNIA

      FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER

[INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("ISSUING BANK"), WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. NZS453090 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS"; "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF PRINCIPAL UPON A REDEMPTION OF LESS THAN ALL OF THE BONDS CURRENTLY OUTSTANDING.

THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF SUCH BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS:
[INSERT REMITTANCE INSTRUCTIONS].

THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AN OFFICER OF ISSUING BANK'S LETTER OF CREDIT OFFICE IN SAN FRANCISCO, CALIFORNIA REGARDING THE AMOUNT OF THIS DEMAND AND THE DATE AND TIME BY WHICH PAYMENT IS DEMANDED.

IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE NOON, SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER NOON, SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE SECOND BUSINESS DAY NEXT FOLLOWING SUCH BUSINESS DAY.

      [INSERT NAME OF BENEFICIARY]

      [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE AND DATE]

             Annex B to Wells Fargo Bank Texas, National Association
                          Irrevocable Letter of Credit
                                  No. NZS453090

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION
LETTER OF CREDIT OPERATIONS OFFICE
SAN FRANCISCO, CALIFORNIA

      FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER

[INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("ISSUING BANK"), WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. NZS453090 (THE "LETTER OF CREDIT"); THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF ACCRUED AND UNPAID INTEREST UPON A REDEMPTION OF LESS THAN ALL OF THE BONDS CURRENTLY OUTSTANDING.

THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF SUCH BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS:
[INSERT REMITTANCE INSTRUCTIONS].

THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AN OFFICER OF ISSUING BANK'S LETTER OF CREDIT OFFICE IN SAN FRANCISCO, CALIFORNIA REGARDING THE AMOUNT OF THIS DEMAND AND THE DATE AND TIME BY WHICH PAYMENT IS DEMANDED.

IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE NOON, SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER NOON, SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE SECOND BUSINESS DAY NEXT FOLLOWING SUCH BUSINESS DAY.

      [INSERT NAME OF BENEFICIARY]

      [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE AND DATE]

             Annex C to Wells Fargo Bank Texas, National Association
                          Irrevocable Letter of Credit
                                  No. NZS453090

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION
LETTER OF CREDIT OPERATIONS OFFICE
SAN FRANCISCO, CALIFORNIA

      FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER

[INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("ISSUING BANK"), WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. NZS453090 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF THE PRINCIPAL AMOUNT OF THOSE BONDS WHICH THE REMARKETING AGENT (AS DEFINED IN THE INDENTURE) HAS BEEN UNABLE TO REMARKET WITHIN THE TIME LIMITS ESTABLISHED IN THE INDENTURE.

THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF SUCH BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS:
[INSERT REMITTANCE INSTRUCTIONS].

THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AND TELEFACSIMILE AN OFFICER OF ISSUING BANK'S LETTER OR CREDIT OFFICE IN SAN FRANCISCO, CALIFORNIA REGARDING THE AMOUNT OF THIS DEMAND AND THE DATE AND TIME BY WHICH PAYMENT IS DEMANDED.

IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE 9:00 A.M., SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 12:00 NOON, SAN FRANCISCO TIME, ON SAID BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER 9:00 A.M., SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 12:00 NOON, SAN FRANCISCO TIME, ON THE BUSINESS DAY NEXT FOLLOWING SAID BUSINESS DAY.

      [INSERT NAME OF BENEFICIARY]

      [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE AND DATE]

             Annex D to Wells Fargo Bank Texas, National Association
                          Irrevocable Letter of Credit
                                  No. NZS453090

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION
LETTER OF CREDIT OPERATIONS OFFICE
SAN FRANCISCO, CALIFORNIA

      FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER

[INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("ISSUING BANK"), WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. NZS453090 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF THE ACCRUED INTEREST ON THOSE BONDS WHICH THE REMARKETING AGENT (AS DEFINED IN THE INDENTURE) HAS BEEN UNABLE TO REMARKET WITHIN THE TIME LIMITS ESTABLISHED IN THE INDENTURE.

THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF SUCH BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS:
[INSERT REMITTANCE INSTRUCTIONS].

THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AND TELEFACSIMILE AN OFFICER OF ISSUING BANK'S LETTER OF CREDIT OFFICE IN SAN FRANCISCO, CALIFORNIA REGARDING THE AMOUNT OF THIS DEMAND AND THE DATE AND TIME BY WHICH PAYMENT IS DEMANDED.

IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE 9:00 A.M., SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 12:00 NOON, SAN FRANCISCO TIME, ON SAID BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER 9:00 A.M., SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 12:00 NOON, SAN FRANCISCO TIME, ON THE BUSINESS DAY NEXT FOLLOWING SAID BUSINESS DAY.

      [INSERT NAME OF BENEFICIARY]

      [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE AND DATE]

             Annex E to Wells Fargo Bank Texas, National Association
                          Irrevocable Letter of Credit
                                  No. NZS453090

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION
LETTER OF CREDIT OPERATIONS OFFICE
SAN FRANCISCO, CALIFORNIA

      FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER

[INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("ISSUING BANK"), WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. NZS453090 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT, AT STATED MATURITY, UPON ACCELERATION FOLLOWING AN EVENT OF DEFAULT, OR UPON REDEMPTION AS A WHOLE, OF THE TOTAL UNPAID PRINCIPAL OF, AND ACCRUED INTEREST ON, ALL OF THE BONDS WHICH ARE PRESENTLY OUTSTANDING.

THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF SUCH BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS:
[INSERT REMITTANCE INSTRUCTIONS].

THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT WHICH IS THE SUM OF THE TWO AMOUNTS SET FORTH IN PARAGRAPH 5, BELOW].

THE AMOUNT OF THIS DEMAND IS EQUAL TO THE SUM OF (A) $[INSERT AMOUNT] BEING DRAWN IN RESPECT OF THE PAYMENT OF UNPAID PRINCIPAL OF SUCH BONDS AND (B) $[INSERT AMOUNT] BEING DRAWN IN RESPECT OF THE PAYMENT OF ACCRUED AND UNPAID INTEREST ON SUCH BONDS.

THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AN OFFICER OF ISSUING BANK'S LETTER OF CREDIT OFFICE IN SAN FRANCISCO, CALIFORNIA REGARDING THE AMOUNT OF THIS DEMAND AND THE DATE AND TIME BY WHICH PAYMENT IS DEMANDED.

IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE NOON, SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER NOON, SAN FRANCISCO TIME, ON A

BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE SECOND BUSINESS DAY NEXT FOLLOWING SUCH BUSINESS DAY.

      [INSERT NAME OF BENEFICIARY]

      [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE AND DATE]

             Annex F to Wells Fargo Bank Texas, National Association
                          Irrevocable Letter of Credit
                                  No. NZS453090

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION
LETTER OF CREDIT OPERATIONS OFFICE
SAN FRANCISCO, CALIFORNIA

      FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER

[INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("ISSUING BANK"), WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. NZS453090 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT, ON AN INTEREST PAYMENT DATE (AS DEFINED IN THE INDENTURE), OF ACCRUED AND UNPAID INTEREST WITH RESPECT TO THE BONDS.

THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF SUCH BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS:
[INSERT REMITTANCE INSTRUCTIONS].

THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

THE TRUSTEE HAS CONTACTED OR ATTEMPTED TO CONTACT BY TELEPHONE AN OFFICER OF ISSUING BANK'S LETTER OF CREDIT OFFICE IN SAN FRANCISCO, CALIFORNIA REGARDING THE AMOUNT OF THIS DEMAND AND THE DATE AND TIME BY WHICH PAYMENT IS DEMANDED.

IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE NOON, SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER NOON, SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE SECOND BUSINESS DAY NEXT FOLLOWING SUCH BUSINESS DAY.

      [INSERT NAME OF BENEFICIARY]

      [FOR SIGNED DEMANDS ONLY, INSERT SIGNATURE AND DATE]

             Annex G to Wells Fargo Bank Texas, National Association
                          Irrevocable Letter of Credit
                                  No. NZS453090

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION
LETTER OF CREDIT OPERATIONS OFFICE
SAN FRANCISCO, CALIFORNIA

Subject: Your Letter of Credit No. NZS453090

Ladies and Gentlemen:

For value received, we hereby irrevocably assign and transfer all of our rights under the above-captioned Letter of Credit, as heretofore and hereafter amended, extended or increased, to:

[Name of Transferee]

[Address of Transferee]

By this transfer, all of our rights in the Letter of Credit are transferred to the transferee, and the transferee shall have sole rights as beneficiary under the Letter of Credit, including sole rights relating to any amendments, whether increases or extensions or other amendments, and whether now existing or hereafter made. You are hereby irrevocably instructed to advise the transferee of future amendment(s) of the Letter of Credit without our consent or notice to us.

The original Letter of Credit is returned with all amendments to this date. Please notify the transferee in such form as you deem advisable of this transfer and of the terms and conditions to this Letter of Credit, including amendments as transferred.

You are hereby advised that the transferee named above has succeeded U.S. Bank National Association, or a successor trustee, as Trustee under the Trust Indenture dated as of September 1, 2002, between the Gulf Coast Waste Disposal Authority and U.S. Bank National Association, as Trustee (the "Indenture"), pursuant to which U.S. $25,000,000.00 in aggregate principal amount of Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Bonds (Waste Corporation of Texas, L.P. Project) Series 2002 were issued.

                              Very truly yours,

                              [Insert Name of Transferor]

                              By: _____________________________________
                                  [Insert Name and Title]

                              TRANSFEROR'S SIGNATURE GUARANTEED

                              By: _____________________________________
                                  [Bank Name]

                              By: _____________________________________
                                  [Insert name and Title]

By its signature below, the undersigned transferee acknowledges that it has duly succeeded U.S. Bank National Association, or a successor trustee, as Trustee under the Indenture.

                              [Insert Name of Transferee]

                              By: _______________________________________

                                  _______________________________________
                                  [Insert Name and Title]